Exhibit 99.1

BARNES 860.583.7070 | info@onebarnes.com onebarnes.com

BARNES GROUP TO BE ACQUIRED BY APOLLO FUNDS FOR $3.6 BILLION
Barnes Shareholders to Receive $47.50 Per Share in Cash

October 7, 2024

BRISTOL, Conn.-- Barnes Group Inc. (NYSE: B) (“Barnes” or “the Company”), a global provider of highly engineered products, differentiated industrial technologies and innovative solutions, announced today that it has entered into a definitive agreement to be acquired by funds managed by affiliates of Apollo Global Management, Inc. (NYSE: APO) (“Apollo”) (the “Apollo Funds”) in an all-cash transaction that values Barnes at an enterprise value of approximately $3.6 billion.

The agreement provides that Barnes shareholders will receive $47.50 per share in cash. The per share purchase price represents a premium of approximately 22% over Barnes’ undisturbed closing share price on June 25, 2024, and a premium of approximately 28% over the volume weighted average price (VWAP) of Barnes common stock for the 90 days ending June 25, 2024.

“We are pleased to reach this agreement with Apollo Funds, which delivers immediate and certain cash value to our shareholders and positions Barnes to continue meeting and exceeding our customers’ needs for aerospace and industrial products, systems and solutions,” said Richard J. Hipple, Chairman of the Board of Directors. “The Board and management team carefully reviewed a range of potential opportunities and determined that this transaction with Apollo Funds maximizes value for our shareholders and is in the best interest of all stakeholders. The Board also recognizes the Barnes family, who founded the Company 167 years ago and continue to contribute to building the Company’s rich history through six generations of steadfast and profound leadership.”

“Over the past several quarters, Barnes has made tremendous strides to unlock the Company’s full potential by investing in our business, reshaping our portfolio, innovating our platforms and strengthening our financial performance,” said Thomas J. Hook, President and Chief Executive Officer of Barnes. “Apollo has a 35-year track record of investing in companies like Barnes that have leading businesses, strong teams and solid performance, and helping to position them for long-term, sustainable growth. Under Apollo Funds ownership, we aim to accelerate our transformation, enhance our capabilities, broaden our product offerings and create new opportunities for growth and innovation. We look forward to working with the Apollo team as we continue to execute on our transformation strategy and capture the opportunities this transaction will create for Barnes, our employees, our shareholders, our customers, our suppliers and all stakeholders.”

“We are thrilled to partner with the talented team at Barnes, which has a tremendous heritage of building leading businesses with strong customer relationships in the aerospace and industrial sectors,” said Antoine Munfakh, Partner at Apollo. “We see opportunities to further invest in and grow Barnes’ businesses, which are positioned to benefit from long-term aerospace demand trends, as well as the need for high performance components and solutions for a range of end-markets. We applaud the Barnes team for the progress it has made with its transformation plan, and we believe this plan can be accelerated in a private company setting. We look forward to drawing on Apollo’s significant industry experience and value-added capabilities to support Barnes as it executes against its transformation and growth plans.”

123 Main Street, Bristol, CT  06010-6376

Transaction Details

The transaction is expected to close before the end of Q1 2025 and is subject to customary closing conditions, including approval by Barnes shareholders and receipt of required regulatory approvals. The Barnes Board of Directors unanimously approved the definitive agreement and recommends that Barnes shareholders vote in favor of the transaction.

Upon completion of the transaction, Barnes will be delisted from the New York Stock Exchange and become a privately held company. Barnes will continue to operate under the Barnes Group name and brand.

Third Quarter 2024 Earnings and Update on Guidance

Barnes’ third quarter earnings release will be issued on October 25, 2024, before the market opens, as previously announced. In light of the announced transaction with Apollo Funds, Barnes will not be conducting its third quarter 2024 conference call and webcast. In addition, Barnes is suspending its financial guidance for the full year 2024 as a result of the pending transaction.

Advisors
Goldman Sachs & Co. LLC and Jefferies LLC are serving as financial advisors and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Barnes. Latham & Watkins LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal counsel to Apollo Funds.

Additional Information About the Merger and Where to Find It
This communication relates to the proposed transaction involving Barnes Group. In connection with the proposed transaction, Barnes Group will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Barnes Group’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Barnes Group may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF BARNES GROUP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Barnes Group’s investor relations website, https://ir.onebarnes.com/home/default.aspx.

Participants in the Solicitation
Barnes and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Barnes’ directors and executive officers is available in Barnes’ proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on March 29, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Director Compensation,” “Executive Compensation,” and “Stock Ownership” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in Barnes’ securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC:  Form 4, filed by Elijah Kent Barnes on May 6, 2024; Form 4, filed by Jakki L. Haussler on May 6, 2024; Form 4, filed Richard J. Hipple on May 6, 2024; Form 4, filed by Daphne E. Jones on May 6, 2024; Form 4, filed by Neal J. Keating on May 6, 2024; Form 4, filed by Hans-Peter Männer on May 6, 2024; Form 4, filed by Anthony V. Nicolosi on May 6, 2024; Form 4, filed by JoAnna Sohovich on May 6, 2024; Form 4, filed by Adam J. Katz on May 6, 2024; Form 4, filed by Julie K. Streich on July 22, 2024; Form 4, filed by Dawn N. Edwards on July 22, 2024; Form 4, filed by Marian Acker on July 22, 2024; Form 4, filed by Elijah Kent Barnes on August 5, 2024; Form 4, filed by Marian Acker on August 13, 2024; Form 4, filed by Dawn N. Edwards on August 13, 2024; Form 4, filed by Thomas J. Hook on August 13, 2024; Form 4, filed by Jay B. Knoll on August 13, 2024; Form 4, filed by Ian M. Reason on August 13, 2024; Form 4, filed by Julie K. Streich on August 13, 2024; and Form 3, filed by Troy W. Ingianni on September 20, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements
This release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our ESG goals, commitments, and strategies. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. These forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that may cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. In addition, we have based some of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Such factors, risks and uncertainties include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction or extend the anticipated timetable for completion of the proposed transaction; (2) the failure to obtain approval of the proposed transaction from the Company’s shareholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of the Company to meet expectations regarding the timing and completion of the transaction; (7) the impacts resulting from the conflict in Ukraine, the Middle East or any other geopolitical tensions; and (8) the impacts of the any pandemics, epidemics or infectious disease outbreaks.

For additional information and detailed discussion of these risks, uncertainties, and other potential factors that could affect our business and performance and cause actual results or outcomes to differ materially from the results, performance or achievements addressed in our forward-looking statements is included in our other filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update its forward-looking statements, which speak as of their respective dates, whether as a result of new information, future events, or otherwise.

About BARNES

Barnes Group Inc. (NYSE: B) leverages world-class manufacturing capabilities and market-leading engineering to develop advanced processes, automation solutions, and applied technologies for industries ranging from aerospace and medical & personal care to mobility and packaging. With a celebrated legacy of pioneering excellence, Barnes delivers exceptional value to customers through advanced manufacturing capabilities and cutting-edge industrial technologies. Barnes Aerospace specializes in the production and servicing of intricate fabricated and precision-machined components for both commercial and military turbine engines, nacelles, and airframes. Barnes Industrial excels in advancing the processing, control, and sustainability of engineered plastics and delivering innovative, custom-tailored solutions for industrial automation and metal forming applications. Established in 1857 and headquartered in Bristol, Connecticut, USA, the Company has manufacturing and support operations around the globe. For more information, visit please visit www.onebarnes.com.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of June 30, 2024, Apollo had approximately $696 billion of assets under management. To learn more, please visit www.apollo.com.

Barnes Contact
Media and Investors
William Pitts
Vice President Investor Relations
860-973-2144
wpitts@onebarnes.com
Apollo Contacts
Noah Gunn
Global Head of Investor Relations
Apollo Global Management, Inc.
(212) 822-0540
IR@apollo.com
Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
(212) 822-0491
Communications@apollo.com
Category: General